EXHIBIT 99.2

INFORMATION FOR RELEASE

MuniMae Reports 2004 Second Quarter Results of Operations

Company Announces Its 30th Consecutive Increase in Distribution

BALTIMORE (August 2, 2004) – Municipal Mortgage & Equity, LLC (NYSE:MMA), known as MuniMae, reported net income allocated to common shares of $11.2 million for the quarter ended June 30, 2004 compared to $31.1 million for the same period in 2003. Diluted earnings per share were $0.32 for the quarter, compared to $1.06 for the same period in 2003.

The Company reported Cash Available for Distribution (“CAD”) per common share of $0.61 for the quarter ended June 30, 2004, an increase of 17% as compared with CAD per common share of $0.52 for the same period in 2003. (The Company uses CAD as its primary measure of performance and believes it to be illustrative of its distribution-paying ability. The differences between GAAP and CAD are described in the note to the attached calculation of CAD statement.)

MuniMae Chairman and CEO Mark K. Joseph, commenting on the results, stated, “We are extremely pleased to have been able to raise our distribution for thirty consecutive quarters. So far this year we are outperforming our own and analysts’ expectations, particularly in our tax credit equity business, and we expect to finish the year somewhere between 2 and 4 percent above analyst current consensus expectations of $2.22.”

Summary Results – GAAP
 The table below summarizes the Company’s results for the quarters ended June 30, 2004 and 2003:

	Second Quarter
	2004	2003
Net Income to Common Shares ($ millions)	$11.2	$31.1
Per Share Results
Basic ($)	$0.32	$1.08
Diluted ($)	$0.32	$1.06

Results of operations for the second quarter of 2003 included a $25.7 million benefit from the sale of a property. On a per share basis, this transaction accounted for $0.89 (basic) and $0.88 (diluted) of the Company’s earnings for that quarter. The attached unaudited condensed consolidated statements of income represent the GAAP results of operations of the Company for the three- and six-month periods ended June 30, 2004 and 2003.

Summary Results – CAD
 For the second quarter of 2004, CAD to common shares was $21.3 million. The 2004 second quarter per share distribution to common shareholders of $0.4625 represents a payout ratio of 75.7%.

	Second Quarter
	2004	2003	Change
CAD to Common Shares ($ millions)	$21.3	$15.1	41%
CAD per Common Share ($)	$0.61	$0.52	17%

The attached calculation of CAD represents the Company’s cash available for distribution measure for the three-and six-month periods ended June 30, 2004 and 2003. A reconciliation of GAAP net income to CAD to common shares is attached.

Second Quarter Distribution
 MuniMae’s second quarter distribution to common shareholders of $0.4625 annualizes to $1.85 per share. Based on the August 2, 2004 closing share price of $23.76, MuniMae common shares have an annualized yield to shareholders of 7.8%. The record date for the second quarter distribution is August 2, 2004 and the pay date is August 13, 2004.

About Municipal Mortgage & Equity
 MuniMae and its subsidiaries originate, service and asset manage investments in multifamily debt and equity for its own account and on behalf of others. MuniMae conducts these operations through its subsidiary, MMA Financial, LLC. As of June 30, 2004, assets under management totaled $8.9 billion secured by 2,204 properties containing 245,725 units in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. For its proprietary accounts, MuniMae primarily holds tax-exempt multifamily housing bonds. This on-balance sheet portfolio of tax-exempt bonds is secured by 163 properties containing 36,803 units in 27 states. For a portion of these bonds, MuniMae participates in the performance of the underlying properties.

MuniMae is organized as a limited liability company. This structure allows MuniMae to combine the limited liability, governance and management characteristics of a corporation with the pass-through income features of a partnership. As a result, the tax-exempt income derived from certain investments remains tax-exempt when passed through to shareholders. Distributions to shareholders are normally declared quarterly and paid in February, May, August and November.

The calculation of Cash Available for Distribution is the basis for the determination of the Company’s quarterly distributions to common shares is used by securities analysts and is presented as a supplemental measure of the Company’s performance. The calculation is not approved by the Securities and Exchange Commission nor is it required by GAAP and should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of liquidity. The Company believes that Cash Available for Distribution provides relevant information about its operations and is necessary, along with net income, for understanding its operating results.

This press release contains statements that are forward looking in nature and reflect management’s current views with respect to future events and financial performance. These statements are subject to many uncertainties and risks and should not be considered guarantees of future performance. Actual results may vary materially from projected results based on a number of factors, including the actual performance of the properties pledged as collateral for the portfolio, general conditions in the local real estate markets in which the properties are located and prevailing interest rates. This press release does not constitute an offer to sell any securities of Municipal Mortgage & Equity, LLC.

MUNIMAE. INTEGRITY. INNOVATION. SERVICE.

www.MMAfin.com

Contacts
Investor Relations:
   Angela Richardson, 888/788-3863

MUNICIPAL MORTGAGE & EQUITY, LLC
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except share and per share data)
(unaudited)

	For the three months ended		For the six months ended
	June 30,		June 30,
	2004	2003	2004	2003
INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$21,340	$14,366	$40,842	$30,721
Interest on loans	11,388	7,894	22,109	17,804
Interest on short-term investments	1,859	332	2,666	524

Total interest income	34,587	22,592	65,617	$49,049

Fee income
Syndication fees	4,190	1,825	7,941	3,236
Origination and brokerage fees	2,848	2,219	3,765	2,917
Loan servicing fees	1,139	1,070	2,258	2,202
Asset management and advisory fees	1,967	1,198	8,133	2,274
Guarantee fees	1,506	112	3,359	223
Other income	1,705	3,197	3,542	5,283

Total fee income	13,355	9,621	28,998	16,135

Net rental income	5,496	—	5,496	—

Total income	53,438	32,213	100,111	65,184

EXPENSES:
Interest expense	21,279	8,724	36,743	19,092
Interest expense on preferred shares	3,035	—	6,081	—
Salaries and benefits	20,421	8,671	33,480	14,637
General and administrative	6,992	1,972	11,017	3,628
Professional fees	2,731	877	4,225	1,866
Depreciation and amortization	3,597	414	5,209	803

Total expenses	58,055	20,658	96,755	40,026

Net gain on sale of loans	1,730	540	2,410	1,720
Net gain (loss) on sale of tax-exempt investments	1,013	(6)	1,205	(6)
Net gain on sale of investments in tax credit equity partnerships	379	178	2,814	276
Net gain on termination of derivatives	—	741	—	741
Net holding gains (losses) on derivatives	7,853	(2,449)	5,498	424
Impairments and valuation allowances related to investments	(430)	(1,144)	(730)	(1,144)
Net losses from equity investments in partnerships	(71,224)	(1,606)	(81,735)	(2,353)

Net income before income taxes, income allocable to minority interest, and cumulative effect of accounting change	(65,296)	7,809	(67,182)	24,816
Income tax benefit (expense)	(173)	540	2,337	472

Net income before income allocable to minority interest and cumulative effect of accounting change	(65,469)	8,349	(64,845)	25,288
Net income (expense) allocable to minority interest	76,659	(2,995)	76,764	(5,989)

Net income before discontinued operations and cumulative effect of accounting change	11,190	5,354	11,919	19,299
Discontinued operations	—	25,748	—	25,748

Net income before cumulative effect of accounting change	11,190	31,102	11,919	45,047
Cumulative effect of a change in accounting principle	—	—	520	—

Net income	$11,190	$31,102	$12,439	$45,047

	For the three months ended		For the six months ended
	June 30,		June 30,
	2004	2003	2004	2003
Basic earnings per common share:
Earnings before discontinued operations and cumulative effect of accounting change	$0.32	$0.19	$0.35	$0.69
Discontinued operations	—	0.89	—	0.91
Cumulative effect of a change in accounting principle	—	—	0.02	—

Basic earnings per common share	$0.32	$1.08	$0.37	$1.60

Weighted average common shares outstanding	34,800,580	28,857,305	34,047,243	28,104,281
Diluted earnings per common share:
Earnings before discontinued operations and cumulative effect of accounting change	$0.32	$0.18	$0.35	$0.68
Discontinued operations	—	0.88	—	0.90
Cumulative effect of a change in accounting principle	—	—	0.02	—

Diluted earnings per common share	$0.32	$1.06	$0.37	$1.58

Weighted average common shares outstanding	35,140,968	29,213,062	34,406,363	28,451,480

MUNICIPAL MORTGAGE & EQUITY, LLC
RECONCILIATION OF GAAP INCOME TO CASH AVAILABLE FOR DISTRIBUTION
(in thousands)
(unaudited)

	For the three months ended		For the six months ended
	June 30,		June 30,
	2004	2003	2004	2003
INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$21,340	$14,366	$40,842	$30,721
Interest on loans	11,388	7,894	22,109	17,804
Interest on short-term investments	1,859	332	2,666	524

Total interest income	34,587	22,592	65,617	49,049

Fee income
Syndication fees	4,190	1,825	7,941	3,236
Origination and brokerage fees	2,848	2,219	3,765	2,917
Loan servicing fees	1,139	1,070	2,258	2,202
Asset management and advisory fees	1,967	1,198	8,133	2,274
Guarantee fees	1,506	112	3,359	223
Other income	1,705	3,197	3,542	5,283

Total fee income	13,355	9,621	28,998	16,135

Net rental income	5,496	—	5,496	—

Total income	53,438	32,213	100,111	65,184

EXPENSES:
Interest expense	21,279	8,724	36,743	19,092
Interest expense on preferred shares	3,035	—	6,081	—
Salaries and benefits	20,421	8,671	33,480	14,637
General and administrative	6,992	1,972	11,017	3,628
Professional fees	2,731	877	4,225	1,866
Depreciation and amortization	3,597	414	5,209	803

Total expenses	58,055	20,658	96,755	40,026

Net gain on sale of loans	1,730	540	2,410	1,720
Net gain (loss) on sale of tax-exempt investments	1,013	(6)	1,205	(6)
Net gain on sale of investments in tax credit equity partnerships	379	178	2,814	276
Net gain on termination of interest rate swaps	—	741	—	741
Net holding gains (losses) on derivatives	7,853	(2,449)	5,498	424
Impairments and valuation allowances related to investments	(430)	(1,144)	(730)	(1,144)
Net gains (losses) from equity investments in partnerships	(71,224)	(1,606)	(81,735)	(2,353)
Income tax benefit (expense)	(173)	540	2,337	472
Net income allocable to minority interest	76,659	(2,995)	76,764	(5,989)

Net income from continuing operations	11,190	5,354	11,919	19,299
Discontinued operations	—	25,748	—	25,748
Cumulative effect of a change in accounting principle	—	—	520	—

Net income	$11,190	$31,102	$12,439	$45,047

Conversion to Cash Available for Distribution:
(1) Mark to market adjustments	$(7,853)	$2,449	$(5,498)	$(424)
(2) Equity investments	1,985	3,181	4,851	5,591
(3) Net gain on sales	(1,663)	(10,486)	(1,788)	(10,813)
(3) Amortization of capitalized mortgage servicing fees	464	414	867	766
(3) Amortization of asset management contracts	1,179	—	2,358	—
(4) Origination and brokerage fees, syndication fees and other income, net	17,471	1,335	19,323	1,616
(5) Valuation allowances and other-than-temporary impairments	430	1,097	756	1,097
(6) Deferred tax expense	(13)	984	(2,527)	1,612
(7) Discontinued operations	—	(25,748)	—	(25,748)
(7) Interest income	—	10,793	—	10,793
(8) Fund Income	(1,866)	—	4,064	—
(9) Change in Accounting Principle	—	—	(520)	—

Cash Available for Distribution (CAD)	$21,324	$15,121	$34,325	$29,537

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Notes:

(1) For GAAP reporting, the Company records the non-cash change in fair value of its investment in interest rate swaps and other derivative financial instruments through net income. These gains and losses are not included in the Company’s calculation of CAD.

(2) For GAAP reporting, the Company accounts for various investments in partnerships using the equity accounting method. As a result, the Company’s allocable share of the income or loss from the partnerships is reported in income (losses) from equity investments in partnerships. The income from these partnerships includes depreciation expense and changes in the fair value of investments in derivatives. For GAAP reporting, distributions are treated as a return of capital. For CAD reporting, the Company records the cash distributions it receives from the partnerships as other income.

(3) For GAAP reporting, the Company recognizes non-cash gains and losses and amortization of intangible assets, including (a) non-cash gains and losses associated with the sale of assets or capitalization of certain mortgage servicing rights; (b) amortization of certain mortgage servicing rights over the estimated life of the serviced loans; and (c) amortization of certain asset management contracts recorded in connection with a July 2003 acquisition. These non-cash items are not included in CAD.

(4) This adjustment reflects the net difference, for the relevant period, between fees reflected in income when received for CAD and the recognition of fees for GAAP. This line item reflects several types of income:

     (a) Origination fees and certain other income amounts, which are recognized as income when received for CAD purposes, but for GAAP reporting are amortized over the life of the associated investment.

     (b) Syndication fees, which are recognized as income when earned for CAD purposes, but for GAAP reporting a portion of the fee may be deferred until investors have paid in greater than 20% of their total capital contributions to the tax credit funds. For quarters ended and after June 30, 2004, for GAAP purposes syndication fees relating to certain tax credit equity funds are eliminated in consolidation as a result of consolidating those funds under Financial Interpretation No.46 (Revised), “Consolidation of Variable Interest Entities” (“FIN 46”).

     (c) Guarantee fees, which are recognized as income when received for CAD purposes, but for GAAP reporting are recorded into income over the guarantee period.

     (d) Asset management fees, which are recognized as income when earned and collectible for CAD purposes, but for GAAP purposes are applied first to relieve accounts receivable recorded in conjunction with the July 2003 acquisition, and second as income consistent with certain CAD revenue recognition. For the quarter ended June 30, 2004, for GAAP purposes asset management fees relating to certain tax credit equity funds are eliminated as a result of consolidating certain tax credit equity funds under FIN46.

(5) For GAAP reporting, the Company records valuation allowances and other-than-temporary impairments on its investments in loans, bonds and other bond-related investments. Such non-cash charges do not affect the cash flow generated from the operation of the underlying properties, distributions to shareholders, or the tax-exempt status of the income of the financial obligation under the bonds. Therefore, these items are not included in the calculation of CAD.

(6) For GAAP reporting, the Company’s income tax expense contains both a current and a deferred component. Only the Company’s current income tax expense is reflected in CAD.

(7) For GAAP reporting, the Company recognized a gain upon the sale of a property. This gain was required to be classified as discontinued operations because the Company owned the property prior to the sale. For CAD reporting, the gain was significantly less due to recording a portion of the proceeds as interest income. In addition, the carrying value of the tax-exempt bond associated with the property was significantly more for CAD due to an impairment previously recognized for GAAP.

(8) For those of the Company’s tax credit equity syndication funds in which the Company provides a guarantee or otherwise has continuing involvement in the underlying assets of the fund, GAAP accounting requires the Company to record the net income (loss) from the fund. This non-cash item is not reflected in CAD. In addition, as a result of the adoption of FIN46, the company determined its residual interests in non-guaranteed tax credit equity funds represented equity interests in variable interest entities (“VIEs”) and the Company was the primary beneficiary of certain of those VIEs and, therefore, was required to consolidate the funds. The GAAP earnings (loss) from these tax credit equity funds is not included in CAD.

(9) In conjunction with (8) above, as a result of the adoption of FIN46, the Company recorded a cumulative effect adjustment for GAAP accounting. This adjustment is not included in CAD.

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MUNICIPAL MORTGAGE & EQUITY, LLC
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(in thousands, except share and per share data)
(unaudited)

	For the three months ended		For the six months ended
	June 30,		June 30,
	2004	2003	2004	2003
SOURCES OF CASH:
Interest on bonds, residual interests in bond securitizations and loans	$32,342	$31,597	$61,201	$56,445
Interest on short-term investments	1,930	332	2,717	524
Syndication fees	11,190	1,825	15,923	3,236
Origination and brokerage fees	4,191	2,711	6,161	3,871
Loan servicing fees	1,940	1,835	3,813	3,744
Asset management and advisory fees	5,398	1,198	11,564	2,274
Distributions from equity investments in partnerships	1,887	1,716	3,805	3,547
Other income	6,718	4,221	9,056	6,312
Net gain (loss) on sales	1,089	(9,033)	1,700	(8,082)

TOTAL SOURCES OF CASH	66,685	36,402	115,940	71,871

EXPENSES:
Interest expense	16,450	8,102	31,189	17,941
Interest expense — preferred shares (Note 1)	3,035	—	6,081	—
Salaries and benefits	19,679	8,671	32,738	14,637
Professional fees	2,481	877	3,975	1,866
General and administrative	3,529	2,113	7,468	3,938
Loan loss expense	—	47	(26)	47
Income tax expense (benefit)	187	(1,524)	190	(2,084)

TOTAL EXPENSES	45,361	18,286	81,615	36,345

CASH AVAILABLE FOR DISTRIBUTION	21,324	18,116	34,325	35,526

LESS:
Cash allocable to minority interest (Note 1)	—	2,995	—	5,989

CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$21,324	$15,121	$34,325	$29,537

CAD PER COMMON SHARE	$0.61	$0.52	$0.98	$1.02

CALCULATION OF CASH DISTRIBUTION:
CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$21,324	$15,121	$34,325	$29,537

ACTUAL AMOUNT PAID	$16,138	$12,903	32,078	$25,740

PAYOUT RATIO	75.7%	85.3%	93.5%	87.3%

COMMON SHARES OUTSTANDING	34,893,770	28,832,443

CASH DISTRIBUTION PER COMMON SHARE	$0.4625	$0.4475	$0.9200	$0.8925

Note 1: As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”, as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.

     The primary differences between Net Income as calculated under generally accepted accounting principles (“GAAP”) and Cash Available For Distribution (“CAD”) result from the timing of income and expense recognition and non-cash events. These differences between CAD and GAAP income include the treatment of certain fees, which for CAD purposes are recognized when received but for GAAP purposes are amortized into income over the relevant period. In addition, there are differences related to non-cash gains and losses associated with bond valuations and sales, non-cash gains and losses associated with changes in market value of derivative financial instruments, amortization of goodwill and intangibles and capitalization of mortgage servicing rights, which are not included in the calculation of CAD. As a result of Financial Interpretation No. 46 (Revised), “Consolidation of Variable Interest Entities”, effective in the second quarter of 2004 asset management and syndication fees are eliminated for GAAP as a result of consolidating the tax credit equity funds.

     The common shares outstanding reported for Cash Available for Distribution are the actual shares outstanding at the end of the quarter. For GAAP, the weighted average shares outstanding during the period are reported for the basic net income per share calculation. The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options and vesting of deferred shares.

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MUNICIPAL MORTGAGE & EQUITY, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

	June 30,	December 31,
	2004	2003
ASSETS:
Investment in tax-exempt bonds, net	$1,180,237	$1,043,973
Loans receivable, net	574,956	497,884
Loans receivable held for sale	39,740	54,492
Investments in partnerships	1,587,008	282,492
Investments in derivative financial instruments	3,320	2,563
Cash, cash equivalents and interest receivable	118,167	67,669
Other assets	273,251	160,453
Land, building and equipment	177,284	5,429
Goodwill and other intangible assests	133,379	134,664

TOTAL	$4,087,342	$2,249,619

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Notes payable	$1,010,878	$646,096
Mortgage notes payable	122,578	—
Debentures	60,000	—
Short-term debt	409,493	371,881
Long-term debt	179,988	190,090
Preferred shares subject to mandatory redemption (Note 1)	168,000	168,000
Tax credit equity guarantee liability	150,475	151,326
Investments in derivative financial instruments	10,545	15,287
Other liabilities	109,596	65,073
Minority interest in subsidiary companies	1,192,038	31
Shareholders’ equity	673,751	641,835

TOTAL	$4,087,342	$2,249,619

Note 1:	As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standard No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”, as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.

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